Exhibit 99.1

Copyright © 2025 Actelis Networks Company Update December 2025 Connecting AI To The Edge, Modernizing Defense, Industrial and Residential Applications

Disclaimer

This Presentation is not an Offer or a Representation

This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all-inclusive and Actelis nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Financial Information and Use of Non-GAAP Financial Measures.

The financial information contained in this Presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation includes certain non-GAAP financial measures. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Actelis. Our management uses forward-looking non-GAAP measures to evaluate our projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, our non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

FORWARD LOOKING STATEMENTS

This Presentation contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the final prospectus, dated May 16, 2022 that we have filed with the U.S. Securities and Exchange Commission in connection with our initial public offering. Forward-looking statements are only predictions. The forward-looking events discussed in this Presentation and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss.

Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. See disclosures at the beginning.

2

Annual Revenue (1) >300 Customers: Cities, Roads, Agencies, Carriers Company Brief $7.8M >$300M Installed Worldwide 30+ Patents issued 54% Annual Gross Margin (1) 25 Years In Business (1) 2024 results For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 3 Edge - AI, Cyber - Safety, Defense Modernization Are Top Growth Domains 866 Billion

Macro Tailwinds

AI Automation

Growing Exponentially
Becoming Mission Critical
Moving to the Edge

Cyber Safety

Increasingly Critical
Compliance A Must
Edge is the Weak Link

Modernize Defense

Strong Geo-Political Forces
Outdated Networking
Major Security/Mission Risks
Major Budgets

Edge Networking

Safe, Reliable, Gigabit
Connectivity Required
Networking is a Big
Bottleneck

New Fiber

Deployment Extremely
Slow & Expensive

Copper, Coax

Free, Available Everywhere
Badly Underutilized
Performs Like Fiber
Instantly With Actelis

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

6

Connectivity Modernization To Grow Exponentially • Billions of devices are currently connected with copper cables Historically low speed, low reliability, not secure • New Fiber Optic cables are being installed Reliable, fast, but very expensive and slow to deploy • Wireless is getting better Not fast enough, not secure enough Need to Connect Securely Tens of Millions of Locations 6

Resilient and Cybersafe Instant, <20% Cost Fiber Speed on any Wires : Cybersafe, Efficient Networking for the Edge No Need For Underlying Networking Upgrades For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

Actelis’ Patented Signal Processing and Encoding Software • Optimal synchronization of multi - line signals • Elimination of interference to boost speed • Data line coding for resilience, security ⁽¹⁾ • Multi - line scrambling for low latency, security ⁽²⁾ • 256 - bit encryption of transmission ⁽³⁾ • Multi - line modulation for up to 10Gbps • Spectrally compliant reach extension to 100Km • Remote powering + Data (1), (2), (3) – Components of Triple Shield Protection 1728 1600 1664 5600 5700 3792 3792 1600 5568 5200 5300 5500 5584 5200 5392 5200 Unsynchronized Transmission • Lines supporting other lines • Optimal • Reliable • Secure Copper Cable • Lines interfering with other lines • Suboptimal • Unreliable • Unsecure Synchronized Transmission Individual Wires (4) – Vs. individual - wire/legacy performance 7 Combining 100X Wire Performance Boost⁽⁴⁾ with Triple - Shield Physical Security

5G
P



Actelis' Uniquely Enabling 3 Multi-$B Edge Markets

Defense and Federal

2025: $12.5B for FAA infrastructure modernization
2025: $37B budget for Military base modernization
(source: US congress, Dept. of War)

Smart Transportation

$143B/y for SMART traffic modernization by 2034
$30B DOT federal budget for traffic modernization
Smart Transportation market to reach >$250B by 2029
(Source: Polaris Market Research, congress.gov, marketsandmarkets

Smart Buildings/Hotels

>$28B BEAD funding for broadband connectivity
20M buildings in the US alone need connectivity
(Sources: Infrastructure Investment and Jobs Act (IIJA), US Census.gov (buildings above 5 units year 2000)

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

Gigaline Building Blocks: Cyber Secure the Edge Networking Now

Using the Infrastructure You Have

- Hybrid Fiber-Copper-Coax
- Deterministic Low Latency
- Ubiquitous and Compact
- Power Enabled Over the Network
- Cyber-Hardened, Encrypted
- Low-Touch Management SW
- Integrated with Metashield Saas Anomaly Detection


STOP
Guard Stations
Colle
Universities
Gigaline
Regional Medical
Centers
Libraries
City Buildings
Remote Parking
Lots
Railways
Powerlines
and Substations
Gas, Oil, Water Pipelines
Schools

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment.
Please see full disclosures.
For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

Anomaly Detection Continuous Visibility Performance Tracking and Certification Auto - correct vulnerabilities MetaShield: Network - Based SaaS Cyber Protection for the Edge

Actelis

Select Customers Who Trust Actelis' Solutions

SMART GRID

- PG&E
- e·on
- Duquesne Light — Our Energy...Your Power
- Verbund Energy Austria
- avacon
- Harzwasserwerke — herrlich weiches Wasser

SMART CAMPUS

- embc — connecting people to learning — East Midland BB Consortium UK
- Stanford University

SMART TRANSPORTATION

- Central Japan Railway Company
- The Alaska Railroad — Anchorage, Alaska
- autobahn
- SBB CFF FFS Swiss rail
- autostrade per l'italia
- CN Canadian rail
- Transport Scotland — Còmhdhail Alba
- SITA
- highways england
- NEXCO West / NEXCO East / NEXCO
- TRENITALIA
- OCTA Orange County Transportation Authority

SMART CITY

- New York City DOT
- City of Los Angeles — Founded 1781
- Broward County Florida
- City of Vancouver
- Montgomery County Maryland
- Comune di Milano
- DC.gov
- City of Frankfurt
- Sacramento County
- City of Elk Grove California
- City of El Paso Texas
- seattle.gov
- City of Fremont
- Fort Worth
- City of Las Vegas Nevada
- City of San Jose — Capital of Silicon Valley

Gov, MILITARY & POLICE

- CA.GOV
- United States Navy
- Federal Aviation Administration
- Naval Base San Diego
- United States Air Force Chaplain Corps
- Police — Belgian Police
- Japanese Army
- BWI — IT für Deutschland

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

15

Recent Select Wins

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your inves tme nt. Please see full disclosures. 10 ⚬ Positioned at the intersection of huge Edge - AI, Cybersecurity, and Defense markets ⚬ Multi - year public funding tailwinds. ⚬ Unique, defensible IP; well - branded reputation, and strong domain expertise ⚬ Experienced team and new strong players for US Federal market ⚬ Broad coverage of partners and customers, with many success stories, positioned for strong growth in 2026 For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

COMPANY OVERVIEW For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. Yoav Efron Deputy CEO, CFO ASNS@actelis.com Investor Relations ARX - Capital Markets Advisors actelis@arxadvisory.com 17 Contact Information